UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202
(Address of principal executive offices) (Zip code)

Capitol Services, Inc.
1675 S. State Street, Suite B, Dover, Delaware 19901
(Name and address of agent for service)

With a copy to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Registrant’s telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1. REPORTS TO STOCKHOLDERS.

B R O W N C A P I T A L M A N A G E M E N T
BROWN CAPITAL MANAGEMENT

A N N U A L R E P O R T

March 31, 2014

Table of Contents

The Brown Capital Management Small Company Fund	1
Management Discussion of Fund Performance	1
Schedule of Investments	6

The Brown Capital Management International Equity Fund	8
Management Discussion of Fund Performance	8
Schedule of Investments	13

The Brown Capital Management Mid-Cap Fund	16
Management Discussion of Fund Performance	16
Schedule of Investments	21

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	27

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	40

Fund Expenses	41

Additional Information	42

Trustees and Officers	45

The Brown Capital Management Small Company Fund
Management Discussion of Fund Performance	March 31, 2014 (Unaudited)

The Brown Capital Management Small Company Fund – Investor and Institutional Share Classes

Performance

As displayed in the table below, your Brown Capital Management Small Company Fund outpaced the broad market index as measured by the S&P 500®, but trailed the stylized small cap growth index, the Russell 2000 Growth Index, for the fiscal year ending March 31, 2014. This is the first underperformance against this benchmark at the Fund’s fiscal year end since 2010. When compared to its peers in the Morningstar Small Growth Category, the Fund’s results over the same time period place it in the fourth percentile (36th and 37th percentile for the Institutional and Investors Classes, respectively) out of 711 peers. While favorable annual outcomes are the preference of many, your investment program focuses on a three to five year evaluation horizon. As seen in the table, your Fund outpaced the S&P 500®, Russell 2000® Growth and the Morningstar Small Growth Category over these longer and, in our view, more significant periods given the nature of the investment program.

Many know that your Fund was again closed to new business effective October 2013 given the strength of cash flows since re-opening in September 2012. We remain mindful of capacity and seek to manage it in a manner that prevents the possibility of a hard close.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

S&P 500® – The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly into an index.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values. You cannot invest directly into an index.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

Investment Philosophy and Process

Overview

The Brown Capital Management Mutual Funds implement a disciplined investment program focused on three core tenets:

•
Exceptional Companies – we believe that a sustained commitment to a portfolio of exceptional companies will, over time generate attractive returns. Exceptional companies save time, lives, money and headaches or provide an exceptional value to customers.

•
Benchmark Agnostic – experience taught us that benchmark awareness is a potential distraction and threat to performance. Decisions in relation to a benchmark can invariably lead to mimicking the benchmark which may lead to mediocre returns. We believe in managing risk through portfolio diversification, but most importantly, thorough in depth analysis at the company level.

•	Legacy of Valuation – we want to invest in exceptional growth companies - but not at any price.

These beliefs define and integrate our investment capabilities. Collectively, they provide the foundation for a cohesive firm culture and unified approach to investing. While our investment teams utilize tools and techniques best suited for the asset class where their Service resides, each team is attentive to the aforementioned beliefs. The result, a unique pipeline of well-researched investment ideas across the entire domestic capitalization spectrum and overseas.

Small Company Investing

The Brown Capital Management Small Company Team’s investment philosophy is driven by a growth approach to investing that seeks to identify exceptional small companies that have the wherewithal to become exceptional large companies. The goal is to identify publicly-traded companies early in their corporate life cycle (with operating revenue of $250 million or less at the time of initial investment) that can produce exceptional long-term returns. Achieving that outcome, demands an in-depth understanding of each company in the portfolio and the characteristics driving its “exceptionalness.” Companies are invested in a benchmark agnostic manner, meaning the benchmark is not considered when developing or

Annual Report | March 31, 2014	1

The Brown Capital Management Small Company Fund
Management Discussion of Fund Performance	March 31, 2014 (Unaudited)

managing the portfolio, only the merits of the underlying companies. As a result, team members must demonstrate an extraordinary level of patience and tolerance in their efforts to determine if the company will meet their expectations over the three to five year evaluation horizon.

We believe the strategy’s greatest strength is a time-tested investment philosophy and process that features company selection and a three to five year evaluation horizon. Combined with the portfolio management team’s average industry experience, nearly 24 years, the approach favors patient investors seeking long-term results that realize meaningful rewards may come from incurring risk associated with the earlier stage investment.

The research process of your Fund’s team typically begins with an investment candidate originating from any number of sources including, but not limited to: personal reading (financial and non-financial) of the portfolio managers/analysts, observation and analysis of business and consumer trends, broker-sponsored investment conferences, and the occasional utilization of screening models.

First, a small company must meet the initial investment criteria of having no more than $250 million in revenue, and have a product or service which your team believes saves time, lives, money or headaches (or in the consumer related area, has a strong product concept and a good value proposition). The second step requires a thorough review, analysis and evaluation of company financial and non-financial information, and conducting an industry analysis with an emphasis on competitive forces and standings. The analytical process includes a detailed quantitative analysis of financial information as well as qualitative review of the company. The quantitative analysis involves construction of independent balance sheet, income statement and statement of cash flows, and incorporating this information into our proprietary asset utilization model. The qualitative review includes your team’s assessment of the durability of revenue growth, defensibility of market presence, deliverability of the growth plan and profitability to fuel and sustain earnings growth. As investment managers, all the conventional bases are “covered,” but what distinguishes Brown Capital Management from many others is the firm’s attention to unconventional analysis, which is particularly important in the practice of patience and tolerance. When fundamentals change adversely, positions are sold out of the portfolio.

Your Fund also experiences very low turnover relative to its peer group, Morningstar’s Small Growth Category. Over the past fiscal year, your Fund’s turnover was 5.00% versus 80.77% among the average peer. Some view this as complacency or a “buy and hold” in the industry’s parlance. We strongly disagree. Your Small Company Team dedicates significant time to not only performing the analysis detailed above, but the monitoring of each company in the portfolio. They do not make decisions based on quarterly earnings or on stock price movement because it is typical to find that company progress and stock price are not necessarily correlated. Time is dedicated to understanding companies, how they evolve and how those changes affect the original investment thesis. We believe, in our case, that high turnover is mitigated by a deeply entrenched knowledge of “exceptionalness” in the companies included in your Fund.

Portfolio Review

The Fund’s leading performance contributors were Medidata Solutions, Inc., Manhattan Associates, Inc., Incyte Corporation, FEI Company, and Cantel Medical Corporation. On the downside, the largest detractors were Geospace Technologies Corporation, Vocera Communications, Inc., Abaxis, Inc., Nuance Communications, Inc., and ANSYS, Inc. Notably, the top contributors and the largest detractors have often swapped places in any given year due to the long-term nature of our investment program.

Medidata Solutions, the largest contributor, is a leading global provider of software-based clinical development solutions that enhances the efficiency of customers’ clinical trials. Your Fund first invested in Medidata in May 2010 and the excerpt below is from our research report. At that time, and it remains today, our rationale for investing in Medidata Solutions included the following:

Medidata Solutions provides hosted clinical development solutions including a comprehensive platform that integrates electronic data capture (EDC) with a clinical data management system (CDMS) that replaces the traditional manual, paper-based process of collecting and managing clinical trial data. The company’s products and services enable clinical developers to streamline the design, planning and management of the clinical development process, and therefore more efficiently conduct complex development programs, especially clinical trials. Clients include pharmaceutical, biotechnology and medical device companies, academic institutions, research foundations, government agencies, and contract research organizations (CROs). Typically the development portion accounts for more than half of the total discovery and development expenditure for a new drug candidate, which is currently running in the range of $1.0 to $1.5 billion. Thus, there is ample incentive to use products and services that directly save time, money and headaches as well as, indirectly, lives. Equally important is enhanced decision- making that often leads to exceptional value creating discoveries.

Medidata Solutions is fueled by the quality of its products and services to help change advanced biological data into actionable clinical information, constructively impacting the quality of patient healthcare. With its record, the company has clearly met the challenge of delivering effective functionality, which defines it as a potentially extraordinary, value creating enterprise. Overall, Medidata Solutions has critical mass, financial resources, momentum, profitability, a contemporary business model, as well as competent, innovative technological and management skills to grow the enterprise, potentially, into an exceptional larger company over the long term.

2	www.browncapital.com

The Brown Capital Management Small Company Fund
Management Discussion of Fund Performance	March 31, 2014 (Unaudited)

Over the past several years, Medidata’s integrated approach to effectively solve clinical trial dynamics has taken hold and their competitive advantages now appear stronger than ever. Although our long-term investment thesis for Medidata remains quite constructive, we did trim its overall position in our portfolios for valuation and portfolio management considerations.

Geospace Technologies Corporation, the largest detractor, develops equipment focused on increasing the efficiency and accuracy of gathering seismic data, which is used in the exploration of an oil or natural gas field. Your Fund first invested in the company in February 2012. Geospace Technologies’ pioneering efforts in developing a wireless system for gathering this data has led to its strong revenue growth in recent years. The company produces geophones, hydrophones, down-hole devices for real-time monitoring, and other equipment used for both land and offshore exploration and drilling. During the last twelve months, Geospace Technologies reported mixed quarterly results. Moreover, the company recently announced that a large order to Seafloor Geophysical Solutions would be delayed. We have always known that quarterly results can vary significantly for this company, as order generation is lumpy due to the timing of large deals. As a result, we continue to take a long-term view of Geospace Technologies, recognizing that variations in quarterly results do not necessarily mean that the company is no longer strongly positioned, or that our initial investment thesis is no longer intact. Since the industry is still using over 90% wired technology for seismic data acquisition, we believe that Geospace Technologies, as the market leader in the wireless space, is poised to grow over the next several years as the secular shift in seismic to wireless technology strengthens.

Since we began managing the Small Company Fund in 1992, over 80 portfolio holdings have been acquired and most of them at a premium. Small Company holdings, from the beginning, are never purchased with the intent that they will be acquired. However, these acquisitions do validate, in our opinion, the security selection process of the small company service. The characteristics that we deem essential, for an exceptional small company to have the wherewithal to become an exceptional larger company, are the same as those that corporations often seek when they need product/service extensions, R&D and technology advancements, or geographical expansion. On January 30, 2014, Dassault Systèmes and Accelrys announced the signing of a definitive merger agreement for Dassault to acquire Accelrys for $750 million through an all cash tender offer. Accelrys, a long-term portfolio holding, develops and commercializes scientific informatics software products and services for chemical, materials and bioscience research for the pharmaceutical, biotechnology, consumer packaged goods, aerospace, energy and chemical industries. The acquisition price of $12.50 per share represents a 28.6% premium over the January 29thclosing price of $9.72 per share. The transaction is expected to close in the second quarter 2014.

Outlook

While highlighting Medidata, Geospace Technologies, and Accelrys, we remain quite optimistic about the long-term potential of the Small Company Fund overall. Of course, this does not mean that the Fund is immune from negative company-specific events or that every portfolio holding will do well. And it most certainly does not mean that the Fund will not be adversely affected by economic, political and/or other exogenous events. Over the years, taking a longer-term view served us well and as benchmark-agnostic managers, we are not trying to keep up with the benchmark over the short term.

While yearly outcomes emanate from our long-term view of, and investment in, exceptional small companies, we may lag the benchmark in periods leading that fuel the three to five year evaluation horizon that is central to your Fund’s investment program. We work to filter the short-term noise and focus on the long-term fundamentals and seek to add the greatest value by selecting exceptional small companies that have the wherewithal to become exceptional large companies.

Most outlooks include a macro perspective to provide a forward looking view on where your Fund will perform relative to others and/or its asset class. Unfortunately, while we are students of the markets, our focus is on your Fund and the companies of which it is comprised, not macro indicators. If we think collectively about the prospects for each name, we understand that the markets will not allow for smooth sailing, but are confident that exceptional growth companies with strong business models and unique competitive advantages have the potential to thrive over the long term. These outcomes typically drive shareholder value and, in turn, solid prospects for long-term performance.

Similarly, we are commonly asked about the team’s prospects for the Fund over the next 12 months at this time of year. No matter how we try, the investment program prevents us from viewing the world this way. We also recognize that this perspective is important to many, particularly those new to or never experienced meaningful underperformance in the Fund. While many years passed, we remember well 2002-2004, a protracted period of underperformance that resulted in significant outflows and, most importantly, pain for many shareholders. The same tenets driving more recent performance resulted in those outcomes, so we remain focused, disciplined and vigilant in factors contributing to your Fund’s performance and less on factors out of our control. Thank you for your confidence in Brown Capital Management and investment in the Brown Capital Management Small Company Fund.

Annual Report | March 31, 2014	3

The Brown Capital Management Small Company Fund
March 31, 2014 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2004. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) versus the Russell 2000® Index and the Russell 2000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2014)

						Total Annual
	Average Annual Total Returns				Since Inception	Fund Operating

	1 Year	3 Year	5 Year	10 Year	12/31/92	Expenses

The Brown Capital Management Small Company Fund -
Investor Class	27.15%	16.05%	25.96%	11.95%	12.37%	1.28%

The Brown Capital Management Small Company Fund -
Institutional Class	27.38%	16.23%	26.07%	12.00%	12.39%	1.08%

S&P 500® Index	21.85%	14.65%	21.15%	7.42%	N/A

Russell 2000® Index	24.90%	13.18%	24.31%	8.53%	9.65%

Russell 2000® Growth Index	27.19%	13.61%	25.24%	8.87%	7.61%

Morningstar Small Growth Category	23.80%	12.91%	23.64%	8.80%	N/A

SCF-Investor Percentile Ranking vs
Total Funds in M-Star Small Growth Category	37/711	9/633	28/555	3/373	N/A

SCF-Institutional Percentile Ranking vs
Total Funds in M-Star Small Growth Category	36/711	8/633	27/555	3/373	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2013. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally is perceived to involve greater risk than investing in domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by domestic companies.

4	www.browncapital.com

The Brown Capital Management Small Company Fund
March 31, 2014 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 ® Index, which is made up of 3,000 of the biggest U.S. stocks.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2014	5

The Brown Capital Management Small Company Fund
Schedule of Investments	March 31, 2014

Shares		Value (Note 1)

COMMON STOCKS - 95.73%
	Business Services - 18.67%
1,643,397	ACI Worldwide, Inc.(a)	$97,272,668
1,347,747	ANSYS, Inc.(a)	103,803,474
823,068	Concur Technologies, Inc.(a)	81,541,347
181,200	EnerNOC, Inc.(a)	4,037,136
2,352,986	MedAssets, Inc.(a)	58,142,284
4,542,371	NIC, Inc. (b)	87,713,184
2,080,971	Nuance Communications, Inc.(a)	35,730,272
2,101,504	PROS Holdings, Inc.(a)(b)	66,218,391

		534,458,756

	Consumer Related - 1.95%
819,237	Dolby Laboratories, Inc. - Class A(a)	36,456,047
734,768	DTS, Inc. (a)	14,519,016
210,521	Rovi Corp.(a)	4,795,668

		55,770,731

	Industrial Products & Systems - 30.97%
1,606,959	Balchem Corp.(b)	83,754,703
744,797	CARBO Ceramics, Inc.	102,774,538
2,964,402	Cognex Corp.(a)	100,374,652
2,645,595	Diodes, Inc.(a)(b)	69,102,941
966,278	Dynamic Materials Corp.(b)	18,397,933
1,161,902	FEI Co.	119,699,144
1,465,257	FLIR Systems, Inc.	52,749,252
999,964	Geospace Technologies Corp.(a)(b)	66,167,618
1,583,705	Hittite Microwave Corp.(b)	99,836,763
1,100,177	Measurement Specialties, Inc.(a)(b)	74,647,010
2,292,696	Sun Hydraulics Corp.(b)	99,296,664

		886,801,218

	Information/Knowledge Management - 18.30%
1,931,654	American Software, Inc. - Class A(b)	19,644,921
2,603,126	Blackbaud, Inc.(b)	81,477,844
3,673,678	Manhattan Associates, Inc.(a)	128,688,940
3,399,114	Netscout Systems, Inc.(a)(b)	127,738,704
1,897,775	Quality Systems, Inc.	32,034,442
1,180,039	Tyler Technologies, Inc.(a)	98,745,664
2,184,924	Vocera Communications, Inc.(a)(b)	35,679,809

		524,010,324

	Medical/Health Care - 22.21%
1,833,580	Abaxis, Inc.(a)(b)	71,289,590
3,084,414	Accelrys, Inc.(a)(b)	38,431,798
762,699	Bruker Corp.(a)	17,381,910
3,035,101	Cantel Medical Corp.(b)	102,343,606
1,811,488	Incyte Corp., Ltd.(a)	96,950,838
1,942,258	Medidata Solutions, Inc.(a)	105,542,300
2,263,554	Meridian Bioscience, Inc.(b)	49,322,841
2,076,143	Quidel Corp.(a)(b)	56,678,704
1,148,383	Techne Corp.	98,037,457

		635,979,044

6	www.browncapital.com

The Brown Capital Management Small Company Fund
Schedule of Investments	March 31, 2014

Shares		Value (Note 1)

COMMON STOCKS - 95.73% (continued)
	Miscellaneous - 3.63%
2,315,670	Neogen Corp.(a)(b)	$104,089,366

Total Common Stocks (Cost $1,497,076,019)		2,741,109,439

SHORT TERM INVESTMENTS - 4.83%
138,165,249	Fidelity Institutional Money Market Portfolio, 0.05%(c)	138,165,249

Total Short Term Investments (Cost $138,165,249)		138,165,249

Total Value of Investments (Cost $1,635,241,268) - 100.56%		2,879,274,688
Liabilities in Excess of Other Assets - (0.56)%		(15,942,942)

Net Assets - 100.00%		$2,863,331,746

(a)	Non-income producing investment.
(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.
(c)	Represents 7 day effective yield at March 31, 2014.

Common Abbreviations:
Ltd. - Limited.

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Business Services	18.67%	$534,458,756
Consumer Related	1.95%	55,770,731
Industrial Products & Systems	30.97%	886,801,218
Information/Knowledge Management	18.30%	524,010,324
Medical/Health Care	22.21%	635,979,044
Miscellaneous	3.63%	104,089,366
Cash and Cash Equivalents	4.83%	138,165,249
Liabilities in Excess of Other Assets	(0.56%)	(15,942,942)

Total	100.00%	$2,863,331,746

Annual Report | March 31, 2014	7

The Brown Capital Management International Equity Fund
Management Discussion of Fund Performance	March 31, 2014 (Unaudited)

The Brown Capital Management International Equity Fund – Investor Share Class

Performance

As shown in the table below, your Brown Capital Management International Equity Fund, outperformed the broad market, as measured by the MSCI EAFE Index (Morgan Stanley Capital Index - Europe Australasia, and Far East), and the stylized index, as measured by the MSCI All-Country World Index ex-US (Morgan Stanley Capital Index - All Countries Except United States), for the fiscal year ending March 31, 2014. Over the same time period, your Fund ranked in the third percentile when compared to peers in Morningstar’s Foreign Large Blend Category (795 peers). Despite the short-term outperformance, your investment program focuses on a three to five year evaluation horizon. As seen in the table, your Fund outpaced the MSCI EAFE, MSCI ACWI ex US, Morningstar Foreign Large Blend and Growth Categories over these critical evaluation periods. As stated in the past, your Fund was re-categorized by Morningstar to the Foreign Large Blend Category from the Foreign Large Growth Category in 2009. We include the Foreign Large Growth peer group only to note that Brown Capital Management is a growth manager across all offerings and that we remain mindful of the performance within this peer group.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

EAFE – The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is design to measure the equity market performance of developed markets excluding the U.S. and Canada. You cannot invest directly into an index.

AC World (ex US) – The MSCI All Country World Index excluding the U.S. is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly into an index.

Morningstar Foreign Large-Blend Category – portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Investment Philosophy and Process

Overview

The Brown Capital Management Mutual Funds implement a disciplined investment program focused on three core tenets:

•
Exceptional Companies – we believe that a sustained commitment to a portfolio of exceptional companies will, over time generate attractive returns. Exceptional companies save time, lives, money and headaches or provide an exceptional value to customers.

•
Benchmark Agnostic – experience taught us that benchmark awareness is a potential distraction and threat to performance. Decisions in relation to a benchmark can invariably lead to mimicking the benchmark which may lead to mediocre returns. We believe in managing risk through portfolio diversification, but most importantly, through in depth awareness at the company level.

•	Legacy of Valuation – we want to invest in exceptional growth companies - but not at any price.

These beliefs define and integrate all of our investment capabilities. Collectively, they provide the foundation for a cohesive firm culture and unified approach to investing. While teams utilize tools and techniques best suited for the asset class where their services reside, each team is attentive to the aforementioned beliefs. The result, a unique pipeline of well-researched investment ideas across the entire domestic capitalization spectrum and overseas.

8	www.browncapital.com

The Brown Capital Management International Equity Fund
Management Discussion of Fund Performance	March 31, 2014 (Unaudited)

International Equity Investing

Your Brown Capital Management International Equity Fund employs a team-based, bottom-up, stock selection process that seeks to identify and invest in exceptional companies domiciled outside of the United States, across the capitalization range, while employing a three to five year evaluation horizon fostering a true long-term investment orientation.

The majority of your team’s ideas, about 70%, are generated internally. Most importantly, your team’s research process involves evaluating companies based on their growth potential and, more specifically, company specific risks. Pursuit of exceptional growth companies requires a genuine understanding of those characteristics that satisfy the criteria. This is particularly important given the large potential universe of prospective investments outside of the United States. While the team employs techniques that make the universe of eligible offerings manageable, they do not attempt to be “all things to all people.” Being benchmark agnostic affords them this freedom. They seek only a select group of companies that satisfies our exceptional company criteria.

Those efforts include an in depth evaluation of the management, business strategy and competitive analysis. While your team is based in Baltimore, they dedicate significant time to travelling the globe and visiting companies. Additionally, the firm’s proximity to New York City allows for investor meetings when these organizations visit the United States. Company analysis results in a summary report describing the investment thesis, earnings forecast and valuation. Part of that analysis includes, but is not limited to, regulatory, accounting, company, industry, country, macroeconomic, and currency risks. All factors are considered as the team takes the time needed to reach informed decisions given the long-term, commitment made to the investment. Conversely, most sales are driven by a deterioration of the fundamentals that drive the original decisions.

Beyond an awareness of company specific risks, the team diversifies the portfolio with 40 to 70 holdings, limits individual country exposure to no more than 25% at cost, industries to no more than 20% at market and individual holdings to 5% at cost. The team is also mindful of your Fund’s geographic exposure and limits the portfolio to no more than 15% in emerging markets.

Portfolio Review

The past twelve months was a particularly strong period for international equities. With a supportive equity market as a backdrop, your Fund enjoyed one of the better years in its history.

Your Fund benefited from several strong performers over the fiscal year. A couple of the particular holdings that stood out include Kingsoft (+332%) and Azimut (+128%).

Kingsoft is a Hong Kong-listed, Mainland China-based technology company with three main business lines: on-line gaming, application software, and internet security. Kingsoft, probably best known for its billionaire founder Lei Jun, is decidedly a small company (approximately $300m in annual revenues in 2013), but attracts millions of active users across its product offerings. More importantly, Kingsoft is beginning to build a credible record for growth and profitability as it starts to monetize this user base, for example, through advertising fees.

Azimut is an independent, wealth-management firm in Italy, which continues to gain market share by adding financial advisors. Azimut’s advisors are significantly more productive in terms of new client and asset growth than peers. Azimut has enjoyed fairly consistent growth over the past several years, including over $4bn of net inflows in 2013. Azimut is beginning to branch out of Italy into new markets, such as Brazil. Azimut remains, in our view, a well-managed, specialized, financial services company.

We are pleased with both Kingsoft and Azimut’s progress. Typical of our long term approach we have owned both stocks for more than three years despite some bumps in the road along the way. We will continue to manage position sizes consistent with risk/reward profiles and our evolving research views.

Your Fund held only handful of companies that did not perform as well. Disappointments included Mitsubishi Estate (-14%) in financial services and Dominion Diamond (-17%) in mining.

The most significant detractor in the period was Mitsubishi Estate, a Japanese real estate company. After delivering positive returns during 2013, Japan stood out as the worst performing major developed market in the first quarter of 2014, with the Nikkei 225 falling 9%. Within Japan, real estate stocks, as a group, were the worst performers and Mitsubishi Estate shares were no exception, falling 22% during the quarter. In our assessment, Mitsubishi Estate’s fundamentals remain sound. This is supported by Mitsubishi’s Estate’s most recent set of quarterly results released in February. We were encouraged by improvements in both vacancy rates and rent levels in Tokyo’s Marunouchi district, where most of the company’s prime commercial properties are located. The position remains more than an average weight reflecting our conviction on favorable long term prospects.

Annual Report | March 31, 2014	9

The Brown Capital Management International Equity Fund
Management Discussion of Fund Performance	March 31, 2014 (Unaudited)

Dominion Diamond is a Canadian-based company in the diamond industry. As the company transitions from a retailer/miner to a pure diamond miner, we believe that the shareholder base turnover is causing some dislocation in the share price. Formerly known as “Harry Winston,” Dominion sold its luxury retail business to Swatch earlier this year in what we believe was a mutually beneficial transaction. We trimmed our position and took some profits following our management meeting and tour of Dominion’s diamond sorting facilities in Toronto. While Dominion shares dipped recently, over the past 18 months Dominion has been among the best performing material stocks globally. We continue to monitor and evaluate our position, which is now less than an average weight.

During the period we initiated positions in Givaudan (flavors and fragrances) in Switzerland and Carl Zeiss (ophthalmology equipment) in Germany, companies we have been following for several years. In our assessment, both are high-quality growth companies with durable revenue streams, strong competitive profiles, and excellent financial conditions. We look to build the new positions to normal weights opportunistically and as cash balances allow.

We eliminated ADT, the largest residential and small business alarm installation and monitoring company in the US. We received ADT shares as a spin-off from Tyco International, a separate portfolio holding based in Switzerland. As a Florida-based company, ADT shares do not fit an international mandate and were sold from the investment program.

We also eliminated a small residual position in Global Telecom Holdings (GTH), an Egyptian-headquartered telecom carrier serving multiple emerging markets. GTH which we first added to the program in 2007, has been a challenging investment because of changes in its key market of Algeria. We continue to see opportunities in telecom and remain invested in Luxembourg-based Millicom, which operates across Latin America and Africa.

Outlook

While the future direction of the overall equity markets is always uncertain, we are confident in our team-based process emphasizing direct, independent, fundamental, research. Over the course of a full market cycle, we believe our research-driven approach has the potential to yield highly competitive returns.

As evidence of this long-term orientation, your Fund also experiences very low turnover relative to its peer group(s). Over the past fiscal year, your Fund’s turnover was 9.00% versus 68.85% among the average peer (and 61.96% for the Foreign Large Growth Category). Our focus remains on building and maintaining a concentrated portfolio of high-quality growth companies domiciled outside the US on your behalf. Above all else, your investment team is dedicated to understanding companies, how they evolve and how that affects the original investment thesis.

While your portfolio performed well in recent periods, several of your holdings have been left behind in the market run up. In some cases, this is at odds with strong underlying business results. Overall, we see opportunity in increasing positions in companies that have lagged. Thank you for your confidence in Brown Capital Management and the Brown Capital Management International Equity Fund.

10	www.browncapital.com

The Brown Capital Management International Equity Fund
March 31, 2014 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2004. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) versus the MSCI All Country World Ex USA Index and the MSCI EAFE Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2014)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating

	1 Year	3 Year	5 Year	10 Year	5/28/99	Expenses	Expenses

The Brown Capital Management International
Equity Fund - Investor Class	23.31%	9.19%	17.50%	6.16%	4.51%	3.51%	2.01%

MSCI EAFE International Gross Index	18.06%	7.72%	16.56%	7.01%	5.05%

MSCI All Country World Ex USA Index	12.80%	4.63%	16.04%	7.59%	5.76%

Morningstar Foreign Large Blend Category	15.40%	5.81%	15.41%	6.36%	N/A

Morningstar Foreign Large Growth Category	14.71%	4.29%	16.67%	6.23%	N/A

IEF-Investor Percentile Ranking vs Total Funds
in M-Star Foreign Large Blend Category	3/795	8/699	11/624	53/331	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2013. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

Annual Report | March 31, 2014	11

The Brown Capital Management International Equity Fund
March 31, 2014 (Unaudited)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

Morningstar Foreign Large Blend Category – Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

The MSCI All Country World Index Ex USA Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The index includes both developed and emerging markets.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

12	www.browncapital.com

The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2014

Shares		Value (Note 1)

COMMON STOCKS - 96.55%
	Bermuda - 3.20%
1,662	Invesco, Ltd.	$61,494
7,630	Nabors Industries, Ltd.	188,079

		249,573

	Canada - 4.00%
6,375	Canadian Natural Resources, Ltd.	244,332
5,038	Dominion Diamond Corp.(a)	67,674

		312,006

	Denmark - 2.49%
4,263	Novo Nordisk A/S, Class B	194,139

	Finland - 1.00%
1,872	Kone OYJ, Class B	78,504

	France - 6.10%
7,883	Flamel Technologies SA(a)(b)	105,632
1,993	Sanofi	207,792
1,237	Societe BIC SA	162,492

		475,916

	Germany - 5.00%
1,376	Bayerische Motoren Werke AG	173,680
2,559	Carl Zeiss Meditec AG	71,848
1,789	SAP AG	144,822

		390,350

	Hong Kong - 5.52%
170,000	Chaoda Modern Agriculture Holdings, Ltd.(a)	24,109
41,605	Esprit Holdings, Ltd.	69,194
92,000	Kingdee International Software Group Co., Ltd.(a)	35,227
66,000	Kingsoft Corp., Ltd.	259,950
5,100	Ping An Insurance Group Co., Class H	42,278

		430,758

	Ireland - 8.10%
3,377	DCC PLC	183,536
3,375	ICON PLC (a)	160,481
1,374	Paddy Power PLC	108,842
130,516	Total Produce PLC	179,806

		632,665

	Israel - 1.62%
2,393	Teva Pharmaceutical Industries, Ltd.(b)	126,446

	Italy - 4.89%
10,711	Azimut Holding SpA	382,183

	Japan - 9.40%
6,600	Japan Tobacco, Inc.	207,179
8,700	Mitsubishi Estate Co., Ltd.	206,174
6,900	Rakuten, Inc.	92,053
20,000	Sapporo Holdings, Ltd.	78,671

Annual Report | March 31, 2014	13

The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2014

Shares		Value (Note 1)

COMMON STOCKS - 96.55% (continued)
	Japan - 9.40% (continued)
9,390	Yamaha Motor Co., Ltd.	$149,654

		733,731

	Mexico - 1.99%
1,664	Fomento Economico Mexicano SAB de CV(b)	155,151

	Netherlands - 2.28%
6,299	Wolters Kluwer NV	177,723

	Singapore - 3.36%
89,000	Goodpack, Ltd.	151,411
83,424	UOB-Kay Hian Holdings, Ltd.	110,755

		262,166

	South Africa - 3.17%
4,423	Sasol, Ltd.(b)	247,157

	Spain - 2.31%
3,171	Grifols SA	173,759
158	Grifols SA, Class B	6,498

		180,257

	Sweden - 1.77%
1,356	Millicom International Cellular SA(c)	138,171

	Switzerland - 16.62%
51	Givaudan SA	78,861
48	Lindt & Spruengli AG, Non-Voting	237,923
2,260	Nestle SA	170,130
10,419	Nobel Biocare Holding AG	149,676
908	Roche Holding AG	272,179
346	The Swatch Group AG	216,825
1,563	Transocean, Ltd.	64,615
2,526	Tyco International, Ltd.	107,102

		1,297,311

	United Kingdom - 13.73%
28,561	BAE Systems PLC	197,222
4,847	Carnival Corp.	183,508
5,782	Diageo PLC	179,389
44,330	Man Group PLC	74,791
196,610	Management Consulting Group PLC	72,111
16,304	Reed Elsevier PLC	248,978
10,177	UBM PLC	115,711

		1,071,710

Total Common Stocks (Cost $4,315,487)		7,535,917

SHORT TERM INVESTMENTS - 3.91%
305,176	Dreyfus Cash Management Institutional Shares, 0.03%(d)	305,176

Total Short Term Investments (Cost $305,176)		305,176

14	www.browncapital.com

The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2014

Total Value of Investments (Cost $4,620,663) - 100.46%	$7,841,093
Liabilities in Excess of Other Assets - (0.46)%	(36,113)

Net Assets - 100.00%	$7,804,980

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Swedish Depositary Receipt.
(d)	Represents 7 day effective yield at March 31, 2014.

Common Abbreviations:
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders. (Germany & Switzerland)
A/S - Aktieselskabis is a Danish term for a public limited liability corporation. (Denmark)
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation. (Netherlands)
OYJ - Osakeyhtio is the Finnish equivalent of a limited company. (Finland)
PLC - Public Limited Company. (Ireland & United Kingdom)
SA - Generally designates corporations in various countries, mostly those employing the civil law. (France, Spain, Sweeden, & Switzerland)
SAB de CV - A variable capital company. (Mexico)
SpA - Societa` Per Azioni is an Italian shared company. (Italy)

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Communications	2.95%	$230,224
Consumer Discretionary	20.85%	1,627,650
Consumer Staples	22.32%	1,742,821
Energy	6.37%	497,026
Financials	11.25%	877,674
Health Care	14.36%	1,120,481
Industrials	7.77%	606,350
Information Technology	3.78%	295,177
Materials	5.04%	393,693
Technology	1.86%	144,821
Cash and Cash Equivalents	3.91%	305,176
Liabilities in Excess of Other Assets	(0.46%)	(36,113)

Total	100.00%	$7,804,980

Annual Report | March 31, 2014	15

The Brown Capital Management Mid-Cap Fund
Management Discussion of Fund Performance	March 31, 2014 (Unaudited)

The Brown Capital Management Mid-Cap Fund – Investor and Institutional Share Classes

Performance

As shown in the table below, your Brown Capital Management Mid-Cap Fund outpaced the broad market as measured by the S&P 500®, asset class index, as measured by the S&P Mid Cap 400® Index and the stylized index, the Russell Midcap Growth, for the fiscal year ending March 31, 2014. Your Fund trailed the peer group average, as measured by the Morningstar Mid-Cap Growth Category, in the Investor Class, but outperformed in the Institutional Class for the fiscal year, as measured by Morningstar’s Mid-Cap Growth Category, placing it in the fifty-first and forty-eight percentiles, respectively out of 707 peers. While favorable annual outcomes are the preference of many, your investment program focuses on a three to five year evaluation horizon. As seen in the table, your Fund trailed the S&P 500®, S&P Mid-Cap 400®, Russell Midcap® Growth and peer group over the three period, but outperformed all but the asset class and stylized indices over the five year period.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

S&P 500® – The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

The S&P Mid Cap 400® Index measures stocks that have a total market capitalization that ranges from roughly $750 million to $3 billion dollars.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to growth faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Investment Philosophy and Process

Overview

Brown Capital Management Mutual Funds implement a disciplined investment program focused on three core tenets:

•
Exceptional Companies – we believe that a sustained commitment to a portfolio of exceptional companies will, over time generate attractive returns. Exceptional companies save time, lives, money and headaches or provide an exceptional value to customers.

•	Benchmark Agnostic – experience taught us that benchmark awareness is a potential distraction and threat to performance. Decisions in relation to a benchmark can invariably lead to mimicking the benchmark which may lead to mediocre returns. We believe in managing risk through portfolio diversification, but most importantly, thorough in depth analysis at the company level.

•	Legacy of Valuation – we want to invest in exceptional growth companies - but not at any price.

These beliefs define and integrate all of our investment capabilities. Collectively, they provide the foundation for a cohesive firm culture and unified approach to investing. While teams utilize tools and techniques best suited for the asset class where their Service resides, each team is attentive to the aforementioned beliefs. The result, a unique pipeline of well-researched investment ideas across the entire domestic capitalization spectrum and overseas.

Mid-Cap Investing

As a benchmark agnostic manager, new ideas may come from anywhere: personal reading, industry analysis, peer comparisons, observations of trends, quantitative screens, team cross pollination, investment conferences, etc. Companies eligible for inclusion in the mid cap portfolio include, but are not limited to, companies that typically retain a capitalization range of most mid cap companies, demonstrate an ability to save, time, lives, money, headaches or offer consumers an exceptional value proposition and, most importantly, have the potential to become an exceptional larger company.

16	www.browncapital.com

The Brown Capital Management Mid-Cap Fund
Management Discussion of Fund Performance	March 31, 2014 (Unaudited)

Once a candidate is identified, the research effort ensues which seeks to build an in-depth knowledge of every company, as a business owner would, within a genuine long-term framework in order to know well four criteria:

•	Durability of revenue

•	Defensibility of market presence

•	Deliverability of the growth plan

•	Profitability to fuel and sustain earning per share growth

The analytical process includes a detailed quantitative analysis of financial information (construction of our own balance sheet, income statement, statement of cash flows and incorporating this information into our proprietary utilization model) as well as a qualitative review of the company (assessment of management and its ability to execute its growth strategy, sustainability and durability of the revenue stream, improving asset utilization, the prospect of profit margin expansion and other company specific criteria) that seeks to leverage the deep industry experience of team members.

Pursuant to a thorough review and dissemination of a research report crafted by the assigned team member, the team meets to discuss the merits of the company typically yielding additional questions that require further research. Once the incremental research is performed, the team reaches a decision. While consensus is not mandatory, it is typical as expectations around satisfaction of the four primary criteria are universally understood. Should there not be consensus, the portfolio coordinator makes the final decision and the company is either added to the portfolio, inventory or no longer monitored.

When a company does satisfy the criteria, portfolios are often built opportunistically being mindful of valuation. Your Fund’s valuation methodology is built on the assumption that all growth companies are not created equal. While employing a time-tested valuation model, its construction affords your team the flexibility needed to apply the outcomes derived through fundamental research. Portfolios are constructed with forty to sixty companies ensuring diversification remains top of mind and security specific limits ensuring risk control is part of the process. Importantly, we believe risk is best achieved through an in-depth awareness at a company level. By not building around a benchmark, returns may vary significantly in the short-term relative; given our focus, however, we hope that our process will result in superior returns over the longer term.

We believe that a commitment to a long-term investment program is best evidenced by low turnover. While the team demonstrates significant patience and tolerance before selling any company in the portfolio, the reasons driving a sale are common:

•	Reasons for purchase changed

•	Determined to be a mistake

•	Overvalued

•	Tactical Considerations/Better Idea

The implementation is simple, yet effective, in that given the level of research dedicated to the long-term evaluation horizon, the majority of companies are sold due to a change in fundamentals, meaning the investment thesis utilized at the time of purchase, no longer meet the team’s expectations.

Portfolio Review

Among your Fund’s leading contributors to performance were Shire, Akamai Technologies, and Michael Kors. Shire is a global biopharmaceutical company focusing on four core therapeutic areas: attention deficit hyperactivity disorder (ADHD), human genetic therapies (HGT), regenerative medicine, and gastrointestinal disease (GI). Akamai Technologies is the leading provider of content delivery and cloud infrastructure services delivering, optimizing and securing online content and business applications. Their solutions range from delivery of conventional content on Websites, to tools that support the delivery and operation of cloud-based applications, to live and on-demand streaming video capabilities. Michael Kors is a designer, marketer and retailer of handbags, accessories, footwear and apparel, selling under the accessible luxury label MICHAEL by Michael Kors, and the higher-end luxury label Michael Kors.

Among the leading detractors for the period were General Cable, Lululemon Athletica, and Elizabeth Arden. General Cable is a leading provider of copper, aluminum, and fiber optic wire and cable products worldwide. It serves the power generating, marine, mining, and oil and gas industries. It also serves the original equipment manufacturers, machine builders, distributors and engineering contractors. Lululemon Athletica is a designer and retailer of yoga-inspired athletic apparel with over 240 stores in Canada, U.S., and Australia. Elizabeth Arden is a global supplier of beauty products. We like to reemphasize our commitment to constructing and managing your Mid-Cap Fund so that it is composed of “exceptional growth

Annual Report | March 31, 2014	17

The Brown Capital Management Mid-Cap Fund
Management Discussion of Fund Performance	March 31, 2014 (Unaudited)

companies” that can appreciate over a three-to-five year evaluation horizon. Of the 15 highest contributors to performance for the last fiscal year, eight of those companies have also been among the 15 highest performers over the last three years.

Among the new names recently added to your Midcap Fund were JAZZ Pharmaceuticals and Atwood Oceanics. JAZZ is an Ireland-based pharmaceutical company focused on specialty drugs for orphan (rare) conditions. Atwood Oceanics is an offshore drilling company focused on offshore ultra-deep-water (UDW) and deep-water areas around the globe. We sold a few companies over the past year. EcoLab was sold from the portfolio because we believed that the valuation had become over extended. We purchased EcoLab in July, 2008. Since that time, it was a solid contributor to performance with an annual average price appreciation of over 16%. We also sold Diamond Offshore because their deep-water rigs were much older than the competition. We believed that the cost of upgrading their large fleet could pressure operating margin expansion for a significant period of time.

Consistent with the nature of the investment program, the purchase and sale activity, modest relative to the peer group, is indicative of the long-term orientation of your Fund. While the Morningstar Mid-Cap Growth Category turnover average is 77.68%, the turnover for your Fund over the fiscal year is 16.00%.

Outlook

After a strong year of returns in the stock market, the angst and concern of many loom large fearing that that the “bull market”, which completed its fifth consecutive year, is headed for a correction. We are not market timers, but remain cautiously optimistic about the prospects for equities over the three to five year evaluation horizon used to manage your Fund. Assuming that long-term interest rates over the next year remain relatively low, from an historical perspective, we believe that additional multiple expansion, especially among companies with accelerating revenues and earnings growth, can still be achieved.

Despite any type of projection, our belief that “exceptional growth companies” with business models and unique competitive advantages is unwavering since experience tells us that these characteristics are a solid indicator of long-term success that ultimately drives shareholder value. In conjunction with a genuine long-term view, we achieve a perspective that reinforces objectivity and independence. Thank you for your confidence in Brown Capital Management and your investment in the Brown Capital Management Mid-Cap Fund.

18	www.browncapital.com

The Brown Capital Management Mid-Cap Fund
March 31, 2014 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2004. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the “Fund”) versus the S&P MidCap 400® Index and the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2014)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating

	1 Year	3 Year	5 Year	10 Year	5/28/99	Expenses	Expenses

Brown Capital Management Mid Cap - Investor	23.09%	10.40%	22.81%	10.20%	12.22%	1.41%	1.16%

Brown Capital Management Mid Cap - Institutional	23.56%	10.66%	22.98%	10.27%	12.29%	1.16%	0.91%

S&P 500® Index	21.85%	14.65%	21.15%	7.42%	N/A

S&P Mid Cap 400® Index	21.24%	13.37%	24.86%	10.14%	12.72%

Russell MidCap® Growth	24.22%	13.52%	24.73%	9.47%	9.65%

Morningstar Mid-Cap Growth Category	23.40%	11.74%	22.17%	8.67%	N/A

MCF-Investor Percentile Ranking vs.
Total Funds in M-Star Mid Growth Category	51/707	69/641	40/556	23/420	N/A

MCF-Institutional Percentile Ranking vs.
Total Funds in M-Star Mid Growth Category	48/707	65/641	38/556	22/420	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2013. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2014	19

The Brown Capital Management Mid-Cap Fund
March 31, 2014 (Unaudited)

Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The S&P Mid Cap 400® Index measures stocks that have a total market capitalization that ranges from roughly $750 million to $3 billion dollars.

The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to growth faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

20	www.browncapital.com

The Brown Capital Management Mid-Cap Fund
Schedule of Investments	March 31, 2014

Shares		Value (Note 1)

COMMON STOCKS - 99.10%
	Consumer Discretionary - 24.51%
33,892	BorgWarner, Inc.	$2,083,341
19,885	Coach, Inc.	987,489
43,521	Dick’s Sporting Goods, Inc.	2,376,682
29,208	Guess?, Inc.	806,141
32,781	Lululemon Athletica, Inc.(a)	1,723,953
35,143	Michael Kors Holdings, Ltd.(a)	3,277,788
1,416	NVR, Inc.(a)	1,624,152
94,855	PulteGroup, Inc.	1,820,267
48,896	Toll Brothers, Inc.(a)	1,755,366
31,877	Tractor Supply Co.	2,251,472
16,316	Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,590,484

		20,297,135

	Consumer Staples - 2.51%
42,870	Elizabeth Arden, Inc.(a)	1,265,094
11,686	Monster Beverage Corp.(a)	811,593

		2,076,687

	Energy - 7.76%
25,101	Atwood Oceanics, Inc.(a)	1,264,839
38,285	Cameron International Corp.(a)	2,364,865
20,282	CARBO Ceramics, Inc.	2,798,713

		6,428,417

	Financials - 6.67%
54,781	Stifel Financial Corp.(a)	2,725,902
33,959	T. Rowe Price Group, Inc.	2,796,524

		5,522,426

	Health Care - 25.03%
70,084	Allscripts Healthcare Solutions, Inc.(a)	1,263,615
28,010	Covance, Inc.(a)	2,910,239
20,708	Jazz Pharmaceuticals PLC(a)	2,871,785
106,789	MedAssets, Inc.(a)	2,638,756
37,702	Meridian Bioscience, Inc.	821,527
64,849	Myriad Genetics, Inc.(a)	2,217,187
29,717	PAREXEL International Corp.(a)	1,607,393
15,181	Salix Pharmaceuticals Ltd.(a)	1,572,903
23,449	Shire PLC(b)	3,482,880
12,414	Waters Corp.(a)	1,345,802

		20,732,087

	Industrials - 14.30%
11,885	FEI Co.	1,224,393
20,286	JB Hunt Transport Services, Inc.	1,458,969
68,258	MasTec, Inc.(a)	2,965,127
20,530	MSC Industrial Direct Co. - Class A	1,776,256
96,856	Quanta Services, Inc.(a)	3,573,986
7,406	Stericycle, Inc.(a)	841,470

		11,840,201

	Information Technology - 17.16%
54,429	Akamai Technologies, Inc.(a)	3,168,312

Annual Report | March 31, 2014	21

The Brown Capital Management Mid-Cap Fund
Schedule of Investments	March 31, 2014

Shares		Value (Note 1)

COMMON STOCKS - 99.10% (continued)
	Information Technology - 17.16% (continued)
24,388	ANSYS, Inc.(a)	$1,878,364
29,586	Blackbaud, Inc.	926,042
59,160	Diodes, Inc.(a)	1,545,259
10,799	FactSet Research Systems, Inc.	1,164,240
63,092	NetApp, Inc.	2,328,095
82,482	Trimble Navigation, Ltd.(a)	3,206,075

		14,216,387

	Materials - 1.16%
37,448	General Cable Corp.	959,043

Total Common Stocks (Cost $56,446,779)		82,072,383

SHORT TERM INVESTMENTS - 1.01%
833,938	Dreyfus Cash Management Institutional Shares, 0.03%(c)	833,938

Total Short Term Investments (Cost $833,938)		833,938

Total Value of Investments (Cost $57,280,717) - 100.11%		82,906,321
Liabilities in Excess of Other Assets - (0.11)%		(91,283)

Net Assets - 100.00%		$82,815,038

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2014.

Common Abbreviations:
Ltd. - Limited.
PLC - Public Limited Company. (Ireland & United Kingdom)

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

Summary of Investments by Sector

Sector	% of Net Assets	Value

Consumer Discretionary	24.51%	$20,297,135
Consumer Staples	2.51%	2,076,687
Energy	7.76%	6,428,417
Financials	6.67%	5,522,426
Health Care	25.03%	20,732,087
Industrials	14.30%	11,840,201
Information Technology	17.16%	14,216,387
Materials	1.16%	959,043
Cash and Cash Equivalents	1.01%	833,938
Liabilities in Excess of Other Assets	(0.11%)	(91,283)

Total	100.00%	$82,815,038

22	www.browncapital.com

The Brown Capital Management Mutual Funds
Statements of Assets and Liabilities	March 31, 2014

	Small Company	International Equity
	Fund	Fund		Mid-Cap Fund

Assets:
Unaffiliated Investments, at cost	$772,548,089	$4,620,663		$57,280,717
Affiliated Investments, at cost	862,693,179	–		–

Unaffiliated Investments, at value (Note 1)	$1,527,442,298	$7,841,093		$82,906,321
Affiliated Investments, at value (Note 1)	1,351,832,390	–		–

Total Investments, at value	$2,879,274,688	$7,841,093		$82,906,321
Foreign Cash, at value	–	4,172	*	–
Receivables:
Fund shares sold	2,253,633	500		12,711
Dividends, interest and reclaims, at value	578,758	30,537	*	22,065
Prepaid expenses	43,765	7,372		15,157
Due from Advisor	–	1,719		–

Total Assets	2,882,150,844	7,885,393		82,956,254

Liabilities:
Payables:
Investments purchased	12,456,525	5,395		–
Fund shares redeemed	3,231,224	50,360		62,384
Accrued expenses:
Advisory fees	2,463,373	–		48,296
Administration fees	23,866	1,871		1,227
Trustees’ fees	149	149		149
Custody fees	73,045	4,097		2,312
Transfer agent fees	47,161	2,568		5,217
12b-1 fees - Investor Class	395,996	1,636		6,375
Legal and audit fees	15,385	13,885		13,885
Printing fees	53,611	27		906
Other expenses	58,763	425		465

Total Liabilities	18,819,098	80,413		141,216

Net Assets	$2,863,331,746	$7,804,980		$82,815,038

Net Assets Consist of:
Paid-in capital	$1,590,266,751	$7,158,800		$56,393,282
Accumulated net investment loss	(5,787,807)	(16,214)		(95,372)
Accumulated net realized gain/(loss) on investments, affiliated investments and foreign currency transactions	34,819,382	(2,558,314)		891,524
Net unrealized appreciation on investments, affiliated investments and foreign currency translations	1,244,033,420	3,220,708		25,625,604

Net Assets	$2,863,331,746	$7,804,980		$82,815,038

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$72.39	$12.59		$26.92
Net Assets	$2,295,959,532	$7,804,980		$29,762,867
Shares Outstanding, no par value (unlimited shares authorized)	31,715,989	619,691		1,105,775
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$72.74	$–		$27.11
Net Assets	$567,372,214	$–		$53,052,171
Shares Outstanding, no par value (unlimited shares authorized)	7,800,446	–		1,956,572

*	At Cost; $4,165 for Foreign Cash and $30,266 for dividends and reclaims.

See Notes to Financial Statements.

Annual Report | March 31, 2014	23

The Brown Capital Management Mutual Funds
Statements of Operations	For the Year Ended March 31, 2014

	Small Company	International Equity
	Fund	Fund	Mid-Cap Fund

Investment Income:
Dividends	$4,410,996	$169,666	$419,604
Dividends from affiliated investments	6,481,671	–	–
Foreign taxes withheld	–	(16,443)	(164)

Total Investment Income	10,892,667	153,223	419,440

Expenses:
Advisory fees (Note 2)	24,692,590	69,586	553,846
Administration fees (Note 2)	275,481	8,728	11,128
Transfer agent fees (Note 2)	328,728	31,426	55,035
Custody fees	257,069	13,354	8,550
Registration fees	148,258	19,802	38,175
12b-1 Fees - Investor Class (Note 2)	4,178,132	17,396	70,544
Legal fees (Note 2)	30,977	31,542	31,542
Audit and tax preparation fees	15,000	13,465	13,464
Trustees’ fees and expenses	14,667	14,667	14,667
Compliance services fees (Note 2)	13,500	13,500	13,500
Printing fees	164,474	1,271	5,038
Other expenses	57,606	6,886	7,033

Total Expenses	30,176,482	241,623	822,522
Expenses waived/reimbursed by Advisor - Investor Class (Note 2)	–	(102,451)	(33,523)
Expenses waived/reimbursed by Advisor - Institutional Class (Note 2)	–	–	(53,837)

Net Expenses	30,176,482	139,172	735,162

Net Investment Income/(Loss)	(19,283,815)	14,051	(315,722)

Realized and Unrealized Gain on:
Net realized gain from investments	10,142,242	252,264	2,936,252
Net realized gain from affiliated investments	44,028,531	–	–
Net realized gain from foreign currency transactions	–	4,392	–
Net change in unrealized appreciation of investments	397,122,077	1,201,426	12,903,578
Net change in unrealized appreciation of affiliated investments	137,354,876	–	–
Net change in unrealized appreciation of foreign currency translations	–	1,568	–

Net Realized and Unrealized Gain on Investments and Foreign Currencies	588,647,726	1,459,650	15,839,830

Net Increase in Net Assets Resulting From Operations	$569,363,911	$1,473,701	$15,524,108

See Notes to Financial Statements.

24	www.browncapital.com

The Brown Capital Management Mutual Funds
Statements of Changes in Net Assets

	Small Company Fund		International Equity Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2014	March 31, 2013	March 31, 2014	March 31, 2013

Operations:
Net investment income/(loss)	$(19,283,815)	$(1,468,762)	$14,051	$82,244
Net realized gain from investments, affiliated investments and foreign currency transactions	54,170,773	56,230,187	256,656	5,562
Net change in unrealized appreciation of investments, affiliated investments and foreign currency translations	534,476,953	230,252,559	1,202,994	687,110

Net Increase in Net Assets Resulting from Operations	569,363,911	285,013,984	1,473,701	774,916

Distributions to Shareholders: (Note 4)
Net investment income
Investor	–	–	(99,270)	(40,393)
Net realized gains from investment transactions
Investor	(37,687,409)	(21,975,087)	–	–
Institutional	(8,378,079)	(2,155,507)	–	–

Net Decrease in Net Assets from Distributions	(46,065,488)	(24,130,594)	(99,270)	(40,393)

Capital Share Transactions:
Shares sold
Investor	910,878,735	398,460,416	208,398	433,745
Institutional	398,520,909	185,114,931	–	N/A
Reinvested dividends and distributions
Investor	36,089,381	20,021,279	64,998	26,618
Institutional	7,089,853	2,078,173	–	–
Shares redeemed, net of redemption fees (Note 1)
Investor	(773,719,621)	(443,420,741)	(267,134)	(4,528,179)
Institutional	(115,222,193)	(9,848,067)	–	N/A

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	463,637,064	152,405,991	6,262	(4,067,816)

Net Increase/(Decrease) in Net Assets	986,935,487	413,289,381	1,380,693	(3,333,293)
Net Assets:
Beginning of Year	1,876,396,259	1,463,106,878	6,424,287	9,757,580

End of Year	$2,863,331,746	$1,876,396,259	$7,804,980	$6,424,287

Accumulated Net Investment Income/(Loss)	$(5,787,807)	$–	$(16,214)	$69,586

Share Information:
Investor Class:
Shares sold	13,709,652	7,771,405	17,508	49,428
Reinvested distributions	511,326	408,681	5,444	2,811
Shares redeemed	(11,289,751)	(8,950,929)	(23,862)	(508,276)

Net Increase/(Decrease) in Capital Shares	2,931,227	(770,843)	(910)	(456,037)
Shares Outstanding, Beginning of Year	28,784,762	29,555,605	620,601	1,076,638

Shares Outstanding, End of Year	31,715,989	28,784,762	619,691	620,601

Institutional Class:
Shares sold	5,721,903	3,649,780	–	–
Reinvested distributions	100,040	42,334	–	–
Shares redeemed	(1,631,643)	(192,725)	–	–

Net Increase in Capital Shares	4,190,300	3,499,389	–	–
Shares Outstanding, Beginning of Year	3,610,146	110,757	–	–

Shares Outstanding, End of Year	7,800,446	3,610,146	–	–

See Notes to Financial Statements.

Annual Report | March 31, 2014	25

The Brown Capital Management Mutual Funds
Statements of Changes in Net Assets

	Mid-Cap Fund

	For the	For the
	Year Ended	Year Ended
	March 31, 2014	March 31, 2013

Operations:
Net investment loss	$(315,722)	$(89,884)
Net realized gain/(loss) from investments	2,936,252	(1,890,678)
Net change in unrealized appreciation of investments	12,903,578	7,318,335

Net Increase in Net Assets Resulting from Operations	15,524,108	5,337,773

Distributions to Shareholders: (Note 4)
Net realized gains from investment transactions
Investor	–	(440,221)
Institutional	–	(556,678)

Net Decrease in Net Assets from Distributions	–	(996,899)

Capital Share Transactions:
Shares sold
Investor	8,844,279	7,434,577
Institutional	13,923,678	31,087,407
Reinvested dividends and distributions
Investor	–	422,068
Institutional	–	189,929
Shares redeemed, net of redemption fees (Note 1)
Investor	(10,317,849)	(19,501,544)
Institutional	(9,579,965)	(1,900,966)

Net Increase in Net Assets Resulting from Capital Share Transactions	2,870,143	17,731,471

Net Increase in Net Assets	18,394,251	22,072,345
Net Assets:
Beginning of Year	64,420,787	42,348,442

End of Year	$82,815,038	$64,420,787

Accumulated Net Investment Loss	$(95,372)	$(78,612)

Share Information:
Investor Class:
Shares sold	365,015	372,085
Reinvested distributions	–	21,457
Shares redeemed	(420,912)	(985,374)

Net Decrease in Capital Shares	(55,897)	(591,832)
Shares Outstanding, Beginning of Year	1,161,672	1,753,504

Shares Outstanding, End of Year	1,105,775	1,161,672

Institutional Class:
Shares sold	574,959	1,576,727
Reinvested distributions	–	9,636
Shares redeemed	(396,640)	(94,511)

Net Increase in Capital Shares	178,319	1,491,852
Shares Outstanding, Beginning of Year	1,778,253	286,401

Shares Outstanding, End of Year	1,956,572	1,778,253

See Notes to Financial Statements.

26	www.browncapital.com

The Brown Capital Management Small Company Fund
Financial Highlights	For a share outstanding throughout each of the years presented.

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
Investor Class	March 31, 2014		March 31, 2013		March 31, 2012(a)		March 31, 2011	March 31, 2010

Net Asset Value, Beginning of Year	$57.91		$49.32		$47.88		$36.44	$23.71

Income/(Loss) from Investment Operations:
Net Investment Loss	(0.54)	(b)	(0.07)	(b)	(0.31)	(b)	(0.23)	(0.16)
Net Realized and Unrealized Gain on Investments	16.22		9.47		1.75		11.86	12.89

Total from Investment Operations	15.68		9.40		1.44		11.63	12.73

Less Distributions:
Distributions (from capital gains)	(1.20)		(0.81)		–		(0.19)	–

Total Distributions	(1.20)		(0.81)		–		(0.19)	–

Redemption Fees Added to Paid-in Capital (Note 1)	0.00(c)		–		–		–	–

Net Asset Value, End of year	$72.39		$57.91		$49.32		$47.88	$36.44

Total Return(d)	27.12%		19.36%		3.01%		31.98%	53.69%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,295,960		$1,666,796		$1,457,641		$1,178,279	$756,245
Average Net Assets for the Year (000s)	$2,089,066		$1,391,562		$1,340,963		$854,095	$539,424
Ratio of Expenses to Average Net Assets	1.25%	(e)	1.27%	(e)	1.21%	(e)(f)	1.19%	1.21%
Ratio of Net Investment Loss to Average Net Assets	(0.81%	)	(0.13%	)	(0.68%	)	(0.68% )	(0.63% )
Portfolio Turnover Rate	5%		15%		21%		7%	13%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which was converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)	Less than $0.005 per share.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.
(f)
During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.

See Notes to Financial Statements.

Annual Report | March 31, 2014	27

The Brown Capital Management Small Company Fund
Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
Institutional Class	March 31, 2014	March 31, 2013	March 31, 2012(a)

Net Asset Value, Beginning of Period	$58.06	$49.35	$43.19

Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)	(0.41) (b)	0.24 (b)	(0.08)	(b)
Net Realized and Unrealized Gain on Investments	16.29	9.28	6.24

Total from Investment Operations	15.88	9.52	6.16

Less Distributions:
Distributions (from capital gains)	(1.20)	(0.81)	–

Total Distributions	(1.20)	(0.81)	–

Net Asset Value, End of Period	$72.74	$58.06	$49.35

Total Return(c)	27.40%	19.59%	14.26%	(d)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$567,372	$209,600	$5,465
Average Net Assets for the Period (000s)	$380,193	$85,751	$2,086
Ratio of Expenses to Average Net Assets	1.05%	1.08%	1.21%	(e)(f)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.60% )	0.47%	(0.59%)	(e)
Portfolio Turnover Rate	5%	15%	21%	(d)(g)

(a)	The Fund began offering Institutional Class Shares on December 15, 2011.
(b)	Calculated using average shares method.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not Annualized.
(e)	Annualized.
(f)
During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.

(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2012.

See Notes to Financial Statements.

28	www.browncapital.com

The Brown Capital Management International Equity Fund
Financial Highlights	For a share outstanding throughout each of the years presented.

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
Investor Class	March 31, 2014		March 31, 2013		March 31, 2012(a)		March 31, 2011	March 31, 2010

Net Asset Value, Beginning of Year	$10.35		$9.06		$10.02		$9.57	$5.99

Income/(Loss) from Investment Operations:
Net Investment Income	0.02	(b)	0.10	(b)	0.04	(b)	0.05	0.01
Net Realized and Unrealized Gain/(Loss) on Investments	2.38		1.26		(0.88)		0.59	3.63

Total from Investment Operations	2.40		1.36		(0.84)		0.64	3.64

Less Distributions:
Dividends (from net investment income)	(0.16)		(0.07)		(0.12)		(0.19)	(0.06)

Total Distributions	(0.16)		(0.07)		(0.12)		(0.19)	(0.06)

Net Asset Value, End of year	$12.59		$10.35		$9.06		$10.02	$9.57

Total Return(c)	23.31%		15.03%		(8.22%	)	6.79%	61.09%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$7,805		$6,424		$9,758		$10,696	$12,811
Average Net Assets for the Year (000s)	$6,959		$7,307		$10,017		$11,461	$10,445
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	3.47%	(d)	3.50%	(d)	3.02%	(d)(e)	2.91%	2.78%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	2.00%	(d)	2.00%	(d)	2.00%	(d)	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets	0.20%		1.13%		0.45%		0.48%	0.01%
Portfolio Turnover Rate	9%		10%		17%		28%	44%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which was converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.
(e)	During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.

See Notes to Financial Statements.

Annual Report | March 31, 2014	29

The Brown Capital Management Mid-Cap Fund
Financial Highlights	For a share outstanding throughout each of the years presented.

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
Investor Class	March 31, 2014		March 31, 2013		March 31, 2012(a)		March 31, 2011	March 31, 2010

Net Asset Value, Beginning of Year	$21.87		$20.76		$20.39		$15.71	$9.86

Income/(Loss) from Investment Operations:
Net Investment Loss	(0.14)	(b)	(0.06)	(b)	(0.10)	(b)	(0.06)	(0.06)
Net Realized and Unrealized Gain on Investments	5.19		1.52		0.49		4.81	5.91

Total from Investment Operations	5.05		1.46		0.39		4.75	5.85

Less Distributions:
Distributions (from capital gains)	–		(0.35)		(0.02)		(0.07)	–

Total Distributions	–		(0.35)		(0.02)		(0.07)	–

Redemption Fees Added to Paid-in Capital (Note 1)	0.00	(c)	–		–		–	–

Net Asset Value, End of year	$26.92		$21.87		$20.76		$20.39	$15.71

Total Return(d)	23.09%		7.24%		1.94%		30.30%	59.33%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$29,763		$25,404		$36,400		$23,484	$10,118
Average Net Assets for the Year (000s)	$28,217		$25,883		$30,165		$12,678	$8,513
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.27%	(e)	1.41%	(e)	1.63%	(e)(f)	2.03%	2.79%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.15%	(e)	1.15%	(e)	1.25%	(e)	1.30%	1.30%
Ratio of Net Investment Loss to Average Net Assets	(0.58%	)	(0.32%	)	(0.52%	)	(0.54% )	(0.47% )
Portfolio Turnover Rate	16%		29%		18%		38%	35%

(a)	Prior to December 1, 2011 the Fund offered one class of shares, which was converted to Investor Shares on that date.
(b)	Calculated using average shares method.
(c)	Less than $0.005 per share.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.
(f)
During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.

See Notes to Financial Statements.

30	www.browncapital.com

The Brown Capital Management Mid-Cap Fund
Financial Highlights	For a share outstanding throughout each of the periods presented.

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
Institutional Class	March 31, 2014	March 31, 2013	March 31, 2012(a)

Net Asset Value, Beginning of Period	$21.94	$20.77	$17.52

Income/(Loss) from Investment Operations:
Net Investment Loss	(0.08) (b)	(0.01) (b)	(0.01)	(b)
Net Realized and Unrealized Gain on Investments	5.25	1.53	3.28

Total from Investment Operations	5.17	1.52	3.27

Less Distributions:
Distributions (from capital gains)	–	(0.35)	(0.02)

Total Distributions	–	(0.35)	(0.02)

Net Asset Value, End of Period	$27.11	$21.94	$20.77

Total Return(c)	23.56%	7.53%	18.70%	(d)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$53,052	$39,017	$5,948
Average Net Assets for the Period (000s)	$45,629	$28,187	$1,884
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.02%	1.15%	1.42%	(e)(f)
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	0.90%	0.90%	0.90%	(e)
Ratio of Net Investment Loss to Average Net Assets	(0.33% )	(0.03% )	(0.12%)	(e)
Portfolio Turnover Rate	16%	29%	18%	(d)(g)

(a)	The Fund began offering Institutional Class Shares on December 15, 2011.
(b)	Calculated using average shares method.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not Annualized.
(e)	Annualized.
(f)
During the year ended March 31, 2012 the Fund had a contractual administrative agreement for a portion of the year with the previous administrator in which the contractual fees were materially higher than the contractual fee arrangements with the current administrator.

(g)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2012.

See Notes to Financial Statements.

Annual Report | March 31, 2014	31

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2014

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”), and The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of The Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as diversified management investment companies as defined in the 1940 Act.

The primary investment objective of the Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011 the Fund began to offer Institutional Shares.

The primary investment objective of the International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Equity Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares.

The primary investment objective of the Mid-Cap Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid-Cap Fund seeks to achieve its investment objective by investing in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered “mid-cap” companies. The Fund’s investment advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index. Prior to December 1, 2011 the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011 the Fund began to offer Institutional Shares.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over-the-counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to a Fund’s net asset value calculation; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

32	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2014

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a fund has the ability to access at the measurement date;
Level 2	–
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–
Significant unobservable prices or inputs (including the fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2014:

Small Company Fund:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$2,741,109,439	$–	$–	$2,741,109,439
Short Term Investments	138,165,249	–	–	138,165,249

Total	$2,879,274,688	$–	$–	$2,879,274,688

International Equity Fund:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Hong Kong	$406,649	$–	$24,109	$430,758
All Other	7,105,159	–	–	7,105,159
Short Term Investments	305,176	–	–	305,176

Total	$7,816,984	$–	$24,109	$7,841,093

Mid-Cap Fund:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$82,072,383	$–	$–	$82,072,383
Short Term Investments	833,938	–	–	833,938

Total	$82,906,321	$–	$–	$82,906,321

*See Schedule of Investments for industry/country classifications

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers between Levels 1, 2, and 3 during the year.

Annual Report | March 31, 2014	33

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2014

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

The Brown Capital Management International Equity Fund

							Net change in unrealized
							appreciation included in the
Investments			Change in unrealized		Transfer		Statement of Operations attributable to Level 3
in Securities	Balance as of	Realized	appreciation/	Net	in/ or (out)	Balance as of	investments still held at
at value	March 31, 2013	gain/(loss)	(depreciation)	purchases/(sales)	of Level 3	March 31, 2014	March 31, 2014

Common Stocks	$24,090	$–	$19	$–	$–	$24,109	$19

TOTAL	$24,090	$–	$19	$–	$–	$24,109	$19

For the other Funds there were no securities classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used are not applicable for these Funds.

Foreign Currency Translation (International Equity Fund)
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Affiliated Companies
If a fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended March 31, 2014, the Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are affiliates of that Fund for purposes of the 1940 Act.

							Realized
	Share Balance			Share Balance at	Market Value at		Gains
Security Name	at April 1, 2013	Purchases	Sales	March 31, 2014	March 31, 2014	Dividends	(Losses)

Abaxis, Inc.	1,340,020	493,560	–	1,833,580	$71,289,590	$–	$ –
Accelrys, Inc.	3,084,414	–	–	3,084,414	38,431,798	–	–
American Software, Inc. Class - A	1,931,654	–	–	1,931,654	19,644,921	386,331	–
Balchem Corp.	1,297,694	309,265	–	1,606,959	83,754,703	417,809	–
Blackbaud, Inc.	1,820,932	782,194	–	2,603,126	81,477,844	1,122,621	–
Cantel Medical Corp.	1,779,984	1,255,118*	(1)	3,035,101	102,343,606	248,878	1
Diodes, Inc.	1,821,151	824,444	–	2,645,595	69,102,941	–	–
Dynamic Materials Corp.	966,278	–	–	966,278	18,397,933	154,604	–
Geospace Technologies Corp.	443,105	556,859	–	999,964	66,167,618	–	–
Hittite Microwave Corp.	947,818	635,887	–	1,583,705	99,836,763	224,037	–
Manhattan Associates, Inc.(a)	1,043,762	2,825,808**	(195,892)	3,673,678	–	–	11,385,260
Measurement Specialties, Inc.	1,110,752	–	(10,575)	1,100,177	74,647,010	–	346,188
Medidata Solutions, Inc.(a)	1,479,694	1,111,014 ***	(648,450)	1,942,258	–	–	34,246,803
Meridian Bioscience, Inc.	1,799,105	464,449	–	2,263,554	49,322,841	1,566,446	–
Neogen Corp.	1,386,218	929,452 ****	–	2,315,670	104,089,366	–	–
Netscout Systems, Inc.	2,436,881	962,233	–	3,399,114	127,738,704	–	–
NIC, Inc.	3,947,566	594,805	–	4,542,371	87,713,184	1,424,716	–
PROS Holdings, Inc.	2,022,964	78,540	–	2,101,504	66,218,391	–	–
Quidel Corp.	937,969	1,138,174	–	2,076,143	56,678,704	–	–
Sun Hydraulics Corp.	1,745,635	547,061	–	2,292,696	99,296,664	936,229	–
Vocera Communications, Inc.	1,442,522	944,599	(202,197)	2,184,924	35,679,809	–	(1,949,721)

TOTAL	34,786,118	14,453,462	(1,057,115)	48,182,465	1,351,832,390	6,481,671	44,028,531

(a)	As of March 31, 2014 no longer an affiliate.

34	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2014

*	3 for 2 stock split on July 15, 2013 to account for 1,011,700 shares of the 1,255,118 total purchased shares.
**	4 for 1 stock split on January 13, 2014 to account for 2,825,808 shares.
***	2 for 1 stock split on December 17, 2013 to account for 1,111,014 shares.
****	3 for 2 stock split on October 31, 2013 to account for 771,890 shares.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex–dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex–dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions
Each of the Funds may declare and distribute dividends from net investment income (if any) at least annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex–date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Fees on Redemptions
The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds. During the year ended March 31, 2014, the Small Company Fund had redemption fees of $56, the International Equity Fund did not have redemption fees, and the Mid-Cap Fund had redemption fees of $15.

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor
Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees

			Expense	Advisory
Fund	Average Net Assets	Rate	Limitation Ratio	Fees Waived	Expenses Reimbursed

Small Company Fund	On all assets	1.00%	1.25%	$–	$–
International Equity Fund	First $100 million	1.00%	1.75%
	Over $100 million	0.75%		69,586	32,865
Mid-Cap Fund	On all assets	0.75%	0.90%	87,360	–

Annual Report | March 31, 2014	35

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2014

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b–1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the International Equity Fund and the Mid–Cap Fund, 1.25%, 1.75% and 0.90% of the average daily net assets of those Funds, respectively.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) fiscal years, provided that the particular Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular Fund’s assets exceed $20 million for the Small Company Fund and the International Equity Fund or $15 million for the Mid–Cap Fund; (ii) the particular Fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Fund	Expires March 31, 2015	Expires March 31, 2016	Expires March 31, 2017

Brown Capital Management International Equity Fund	$101,934	$109,688	$102,451
Brown Capital Management Mid-Cap Fund	117,638	137,539	87,360

Administrator
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $281,000.

Compliance Services
Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual Compliance services fee. ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a–1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds pursuant to a Transfer Agency and Services Agreement. ALPS is compensated under this agreement for these services.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

12b-1 Plan
Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the Distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid-Cap Fund and the International Equity Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and the Distributor is permitted to return the excess to the Advisor. It is also possible that 12b-1 expenses paid by the Advisor for a period will exceed the payments received by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust
The Law Offices of John H. Lively and Associates, Inc., a member firm of the 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of The Law Offices of John H. Lively & Associates, Inc., but he received no direct compensation from the Trust or the Funds for serving as an officer of the Trust.

Certain Trustees and officers of the Trust are also employees and/or officers of the Advisor.

36	www.browncapital.com

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2014

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short–term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds From Sales of Securities
Small Company Fund	$486,171,672	$128,702,427
International Equity Fund	583,295	640,733
Mid-Cap Fund	14,785,705	11,663,255

4. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2010–2013 and as of and during the year ended March 31, 2014, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses net of short-term capital gains. For the fiscal year ended March 31, 2014, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

		Increase/(Decrease)	Accumulated Net
	Paid-in Capital	Net Investment Income	Realized Gain/(Loss)

Small Company Fund	$(7,564,150)	$13,496,008	$(5,931,858)
International Equity Fund	0	(581)	581
Mid-Cap Fund	(298,962)	298,962	0

Included in the amounts reclassified to paid-in capital was a net operating loss of $7,564,150 for Small Company Fund and $298,962 for Mid-Cap Fund.

At March 31, 2014, the tax–basis cost of investments were as follows:

		International Equity
	Small Company Fund	Fund	Mid-Cap Fund

Gross unrealized appreciation (excess of value over tax cost)	$1,294,647,281	$3,184,631	$26,922,990
Gross unrealized depreciation (excess of tax cost over value)	(50,613,861)	(156,501)	(1,402,873)
Net appreciation (depreciation) of foreign currency and derivatives	–	278	–

Net unrealized appreciation	$1,244,033,420	$3,028,408	$25,520,117

Cost of investments for income tax purposes	$1,635,241,268	$4,812,963	$57,386,204

At March 31, 2014, the tax–basis components of net assets were as follows:

		International Equity
	Small Company Fund	Fund	Mid-Cap Fund

Undistributed Ordinary Income	$–	$513	$–
Accumulated Capital Gain/(Losses)	34,819,382	(2,375,678)	997,011
Unrealized Appreciation	1,244,033,420	3,028,408	25,520,117
Other Cumulative Effect of Timing Differences	(5,787,807)	(7,063)	(95,372)

Total	$1,273,064,995	$646,180	$26,421,756

The difference between book–basis and tax–basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and market to market treatment of passive foreign investment companies. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital and ordinary losses on certain transactions is deferred until the subsequent tax year. As of March 31, 2014, there

Annual Report | March 31, 2014	37

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2014

were no post-October capital loss deferrals on any of the Brown Capital Funds. Small Company Fund, International Equity Fund and Mid-Cap Fund, elect to defer to the period ending March 31, 2015, late year ordinary losses in the amounts of $5,787,807, $7,063, and $95,372, respectively.

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Accumulated capital losses noted below represent pre-enactment net capital loss carryforwards, as of March 31, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the pre-enactment carryovers.

	Expiring in 2017	Expiring in 2018

Small Company Fund	$–	$–
International Equity Fund	1,235,307	806,096
Mid-Cap Fund	–	–

Brown Capital Management International Equity Fund had post-enactment capital losses for long-term in the amount of $334,275.

Distributions during the fiscal year shown were characterized for tax purposes as follows:

	Small Company Fund		International Equity Fund		Mid-Cap Fund
Distributions Paid From:	2014	2013	2014	2013	2014	2013

Ordinary Income	$5,124,126	$–	$99,270	$40,393	$–	$–
Long-term capital gains	40,941,362	24,130,594	–	–	–	996,899

Total	$46,065,488	$24,130,594	$99,270	$40,393	$–	$996,899

5. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

6. TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2014, there were three Trustees, two of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Effective January 1, 2012, each Independent Trustee of the Trust receives a $16,000 annual retainer and a $1,500 per meeting fee. Prior to January 1, 2012, each Independent Trustee of the Trust received a fee of $2,000 each year plus $250 per series of the Trust per meeting attended. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

7. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU 2013-08, Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), modifying Accounting Standards Codification (“ASC”) 946. The modifications were a result of a joint effort by the FASB and the International Accounting Standards Board to develop a consistent approach for determining whether an entity is an investment company for which fair value of investments is the most relevant measurement. ASU 2013-08 requires a reporting entity to disclose that it is an investment company and is applying the guidance as set forth in ASC 946, to disclose any changes in, and the reasons for, its status as an investment company and to disclose information related to whether it has provided or is contractually required to provide financial support to any of its investees. The effective date of ASU 2013-08 is for interim and annual periods beginning after December 15, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have to the financial statement amounts and footnote disclosures, if any.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2014

8. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from March 31, 2014, the date of these financial statements, through the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

Annual Report | March 31, 2014	39

The Brown Capital Management Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brown Capital Management Mutual Funds and the Shareholders of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (the “Funds”), each a series of shares of beneficial interest in the Brown Capital Management Mutual Funds, including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund as of March 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 28, 2014

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The Brown Capital Management Mutual Funds

Fund Expenses	March 31, 2014 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

				Expenses
				Paid During
	Beginning	Ending		Period
	Account Value	Account Value	Expense	October 1, 2013 to
	October 1, 2013	March 31, 2014	Ratio(a)	March 31, 2014(b)

Small Company Fund
Investor
Actual	$1,000.00	$1,053.90	1.25%	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29
Institutional
Actual	$1,000.00	$1,055.20	1.05%	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	1.05%	$5.29

International Equity Fund
Investor
Actual	$1,000.00	$1,122.50	2.00%	$10.58
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	2.00%	$10.05

Mid-Cap Fund
Investor
Actual	$1,000.00	$1,107.40	1.15%	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	1.15%	$5.79
Institutional
Actual	$1,000.00	$1,108.30	0.90%	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	0.90%	$4.53

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365.

Annual Report | March 31, 2014	41

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD
A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–800–773–3863 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Funds’ Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Funds’ form N–Q by calling the Funds at 1–800–773–3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC–0330, (1–800–732–0330).

3. ANNUAL RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT
Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and the Trust. At a meeting of the Trust’s Board of Trustees held on March 27, 2014, the Trustees unanimously approved the continuation of the Agreement. Counsel reviewed with the Board a memorandum from Counsel dated March 5, 2014 and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement for the Funds. Counsel discussed with the Independent Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In deciding whether to approve the continuation of the Agreement between the Trust and BCM, with respect to The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by BCM; (ii) the investment performance of the Funds and BCM; (iii) the costs of the services to be provided and profits to be realized by BCM from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) BCM’s practices regarding brokerage and portfolio transactions; and (vi) BCM’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Fund by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; (vii) information on relevant developments in the mutual fund industry and how the Funds and/or the Advisor are responding to them; and (viii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third party ranking organization; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation. The Trustees

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Additional Information	March 31, 2014 (Unaudited)

considered the coordination of services for the Funds among the Advisor and the service providers and the Independent Trustees. The Trustees noted the quality of the Advisor’s personnel and the commitment to enhance its resources and systems; and the continued cooperation with the Independent Trustees and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel. The Trustees noted the diligent and extensive process the Advisor conducts when selecting new employees, and particularly those that will serve on the portfolio management team. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund generally outperformed its peers during the short-term and longer-term periods, and that it generally outperformed the indices for each of the covered periods. The Trustees observed that the Mid-Cap Fund underperformed its index and peers during the one year, three year, five year and since inception periods, but outperformed the index and peers for the 10 year period. The Trustees observed that the International Equity Fund had generally outperformed its peers and the applicable indices during the short-term, but its longer-term performance underperformed its peers and the applicable indices. The Trustees noted that the performance of the Funds was slightly lower than the performance of the composites representing separate accounts managed by the Advisor having the substantially similar strategies as the respective Fund although the Trustees note the Advisor’s representation that the differences could be attributed to cash flows. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Fund compares to other similar products and the markets generally. Generally, the performance data from the Peer Group was for periods ending December 31, 2013. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. With respect to the Small Company Fund, the Trustees determined that the management fee was higher than the category average, but the overall expense ratio was below the category average. The Trustees expressed the view that the level of the expense ratio of the Small Company Fund was a reflection of the Advisor’s historical efforts to grow the Fund, as well as to manage the Fund in a manner that made it an attractive investment option. With respect to the Mid-Cap Fund, the Trustees determined that the management fee and expense ratio were slightly below (but generally comparable with) the category averages. With respect to the International Equity Fund, the Trustees determined that the management fee and expense ratio were each higher than the category average but not the highest in the category. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them to observe how the Funds compare to other similar products. Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund and the Mid-Cap Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Fund’s shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. As a result, the Trustees concluded that the advisory fee of the Small Company Fund and the Mid-Cap Fund did not reflect economies of scale. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows.

Annual Report | March 31, 2014	43

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2014 (Unaudited)

The Trustees observed that at its low asset levels, the advisory fee of the International Equity Fund did not, at this time, actually reflect those economies of scale. The Trustees also considered that the Mid-Cap and International Equity Funds would continue to benefit from their expense limitation arrangements until the Funds’ assets grew to a level where the Funds’ expenses fell below the cap set by the arrangement and the Advisor began receiving its full fee. The Trustees noted that the Small Company Fund was currently operating at very low expense levels and that, as a result, the expense limitation arrangement that was in place for that Fund did not actually provide any current benefits of economies of scale to the shareholders. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory. The Board of Trustees considered that the Advisor may benefit from the Funds by being able to place a smaller account with or in the Funds.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, voting separately, approved the Agreement upon the terms and for the compensation described therein. The Independent Trustees determined that they did not have any questions that needed to be raised outside of the presence of management prior to making their determinations on the renewal of the Agreement and, as such, did not break into executive session at this time.

4. TAX DESIGNATIONS
The Brown Capital Management International Equity Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2013:

Qualified Dividend Income: 39.76%
Dividend Received Deduction: 4.02%

In early 2014, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Fund, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Brown Capital Management Small Company Fund designated $40,941,362 as long-term capital gain dividends.

The Brown Capital Management International Equity Fund designates foreign taxes paid in the amount of $11,814 and foreign source income in the amount of $159,833 for federal income tax purposes for the year ended March 31, 2014.

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The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2014 (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer, is 1201 N. Calvert Street, Baltimore, Maryland 21202. Each Independent Trustee received aggregate compensation of $22,000 ($7,333 from each Fund) during the fiscal year ended March 31, 2014 from the Funds for their services to the Funds and the Trust. The Interested Trustees and officers (other than the Chief Compliance Officer) did not receive compensation from the Funds for their services (as Interested Trustee or Officer, as applicable) to the Trust.

				Number of
				Portfolios
				in Fund
				Complex	Other Directorships
Name, Age,	Position(s) Held	Length of Time	Principal Occupation(s)	Overseen	Held by Trustee During
And Address	with Fund/Trust	Served	During Past 5 Years	by Trustee	Past 5 Years

Independent Trustees

Jack E. Brinson, 81	Trustee	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	3	Independent Trustee of the following: Gardner Lewis Investment Trust for the two series of that trust; Tilson Investment Trust for the one series of that trust; Previously, Independent Trustee of DGHM Investment Trust for the two series of that trust; Previously, Independent Trustee of Hillman Capital Management Investment Trust for the one series of that trust; Previously, Independent Trustee of Starboard Investment Trust for the eighteen series of that trust; Previously, Independent Trustee of New Providence Investment Trust for its one series from 1999 to 2011 (registered investment company).

James H. Speed, Jr., 60	Trustee, Chairman	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	3	Independent Trustee of Hillman Capital Management Investment Trust for its one series; Starboard Investment Trust for its twenty-four series; and Tilson Investment Trust for the one series of that trust (all registered investment companies). Member of Board of Directors of M&F Bancorp, Inc. Member of the Board of Directors of NC Mutual Life Insurance Company. Previously Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

Interested Trustees*

Keith A. Lee, 53	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	President and Chief Operating Officer of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC.	3	None

* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, LLC, the advisor of the Funds.

Annual Report | March 31, 2014	45

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2014 (Unaudited)

Number of
Portfolios
in Fund
				Complex	Other Directorships
Name, Age,	Position(s) Held	Length of Time	Principal Occupation(s)	Overseen	Held by Trustee During
And Address	with Fund/Trust	Served	During Past 5 Years	by Trustee	Past 5 Years

Other Officers

Robert Young, 44	Vice President	Since 2011	Managing Director/Co-Director of Marketing, Brown Capital Management, LLC, April 1999 to present.	n/a	n/a

John H. Lively, 45	Secretary	Since 2011	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.	n/a	n/a

Cecil Flamer, 67	Treasurer, and Principal Financial Officer	Since 2011	Managing Director, Chief Administrative Officer, CPA, Brown Capital Management, LLC, July 2004 to present.	n/a	n/a

Julian G. Winters, 45	Chief Compliance Officer	Since 2004	Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

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The Brown Capital Management Mutual Funds

Notes

Annual Report | March 31, 2014	47

Must be accompanied or preceded by a prospectus.
Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203

Item 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2014, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2013 and March 31, 2014 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2013	2014
The Brown Capital Management Small Company Fund	$13,500	$13,500
The Brown Capital Management International Equity Fund	$12,000	$12,000
The Brown Capital Management Mid-Cap Fund	$12,000	$12,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2013 and March 31, 2014 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended March 31, 2013 and March 31, 2014 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2013	2014
The Brown Capital Management Small Company Fund	$1,500	$1,500
The Brown Capital Management International Equity Fund	$1,500	$1,500
The Brown Capital Management Mid-Cap Fund	$1,500	$1,500

(d)	All Other Fees – There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2013 and 2014 were $4,500 and $4,500, respectively. There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer

Date: May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer
Brown Capital Management Mutual Funds

Date: May 27, 2014

By: (Signature and Title)	/s/ Cecil E. Flamer
Cecil E. Flamer
Treasurer and Principal Financial Officer
Brown Capital Management Mutual Funds

Date: May 29, 2014